                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08727

                   SunAmerica Senior Floating Rate Fund, Inc.
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
               (Address of principal executive offices) (Zip code)

                                Vincent M. Marra
                 Senior Vice President & Chief Operating Officer
                      AIG SunAmerica Asset Management Corp.
                    Harborside Financial Center 3200 Plaza 5
                              Jersey City, NJ 07311
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6464

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders

SunAmerica Senior Floating Rate Fund, Inc. Annual report at December 31, 2005.

+

                 2005
                 Annual
  SunAmerica     Report
-------------------------

[PHOTO]


                                    [GRAPHIC]


Senior Floating Rate Fund

                        Table of Contents

          PRESIDENT'S LETTER.....................................  1
          SENIOR FLOATING RATE FUND REVIEW.......................  2
          STATEMENT OF ASSETS AND LIABILITIES....................  3
          STATEMENT OF OPERATIONS................................  4
          STATEMENT OF CHANGES IN NET ASSETS.....................  5
          STATEMENT OF CASH FLOWS................................  6
          FINANCIAL HIGHLIGHTS...................................  7
          PORTFOLIO OF INVESTMENTS............................... 11
          NOTES TO FINANCIAL STATEMENTS.......................... 18
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 25
          APPROVAL OF ADVISORY AGREEMENTS........................ 26
          DIRECTORS AND OFFICERS INFORMATION..................... 30

              December 31, 2005                                    ANNUAL REPORT

              President's Letter

Dear Shareholder:

   We are pleased to present you with the annual report for the SunAmerica Senior Floating Rate Fund.

   During 2005, the Fund benefited from strong economic and credit fundamentals and continued strong demand for bank loans. In addition, the Fund benefited from the continuation of the Federal Reserve's interest rate tightening policy. During the year, London Interbank Offered Rate (LIBOR), the reference rate used for most loans, increased from a low of 2.57% to 4.54% by the end of the year.

   The Fund continues to emphasize strong credit analysis in its pursuit of total return. This fundamental analysis plays an important role in identifying credits which offer solid return/risk characteristics.

   On the following page, you will find the detailed commentary written by the Fund's portfolio management team. It offers specific insight on the challenges and opportunities that the Fund faced in 2005.

   We thank you for your continued interest in the SunAmerica Senior Floating Rate Fund. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,
/s/ Peter A. Harbeck
Peter A. Harbeck
President and CEO
AIG SunAmerica Asset Management Corp.



--------
Past performance is no guarantee of future results.

        SunAmerica Senior Floating Rate Fund, Inc.
        FUND REVIEW -- (unaudited)

John G. Lapham and Steven S. Oh, Portfolio Managers
AIG Global Investment Group

   In the year ended December 31, 2005, the bank loan market benefited from a strong economy, relatively benign default rates, several interest rate increases and continued strong demand for bank loans. In general, issuers of bank debt posted strong earnings enabling them to easily service their debt obligations. London Interbank Offered Rate (LIBOR), the reference rate used for most loans, increased from a low of 2.57% to over 4.54% by the end of the year. Anticipating increases in interest rates, the Fund made opportunistic purchases of certain loan holdings to take advantage of this trend. While we witnessed some compression in loan spreads during the course of the year, this was generally off-set by the increases in LIBOR.

   The year 2005 was a record year for new loan issuance. Strong merger and acquisition activity, dividend recaps and leveraged buy-outs all drove the supply, as did a weak high yield bond market. Investor demand for bank loans remained high during the course of the year.

   In the first half of the year, the Telecommunications and Gaming/Leisure industries were the top performing sectors. In the second half of the year, the Chemical and Service sectors were the top performing industries. The Fund saw strong returns from these sectors, especially the Telecommunications and Gaming/Leisure sectors. The Fund benefited from holdings of specific issuers such as cable companies Adelphia Communications and Charter Communications.

   Credit news in 2005 was dominated by the automotive sector. Lower production volumes from such companies as General Motors and Ford resulted in bankruptcy filings by such large auto suppliers as Delphi Corporation, Tower Automotive and Collins & Aikman. The Fund had a position in Collins & Aikman, which we believed would have a par recovery even upon a bankruptcy filing. However, in the wake of management's departure and eroding financial results, we chose to sell our position during the course of the year. Calpine, the West Coast based energy producer, also had performance issues during 2005. The company filed for bankruptcy in December.



--------
Past performance is no guarantee of future results.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; nondiversification and borrower industry concentration; and lack of full liquidity, which may impair the Fund's ability to obtain full value for loans sold. The fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade, or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2005

ASSETS:
Long-term investment securities, at value (unaffiliated)*......... $203,013,011
Short-term investment securities, at value*.......................    9,814,805
                                                                   ------------
  Total investments...............................................  212,827,816
Receivable for:
  Fund shares sold................................................      149,077
  Dividends and interest..........................................    1,897,604
  Investments sold................................................      758,298
Prepaid expenses and other assets.................................       25,316
Due from investment adviser for expense reimbursements/fee waivers       84,517
Due from distributor for fee waivers..............................       38,686
                                                                   ------------
  Total assets....................................................  215,781,314
                                                                   ------------
LIABILITIES:
Payable for:
  Fund shares repurchased.........................................    4,943,849
  Investments purchased...........................................    6,717,639
  Investment advisory and management fees.........................      149,157
  Distribution and service maintenance fees.......................      116,166
  Administration fees.............................................       70,191
  Directors' fees and expenses....................................       13,855
  Other accrued expenses..........................................      120,732
Dividends payable.................................................      325,668
Due to custodian..................................................       10,181
Commitments (Note 11).............................................           --
                                                                   ------------
  Total liabilities...............................................   12,467,438
                                                                   ------------
   Net assets..................................................... $203,313,876
                                                                   ============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $.01............................... $    216,583
Additional paid-in capital........................................  231,514,219
                                                                   ------------
                                                                    231,730,802
Accumulated undistributed net investment income (loss)............      (39,701)
Accumulated undistributed net realized gain (loss) on investments.  (27,697,512)
Unrealized appreciation (depreciation) on investments.............     (679,713)
                                                                   ------------
   Net assets..................................................... $203,313,876
                                                                   ============

                                                              Class A    Class B     Class C      Class D
NET ASSET VALUES:                                             -------- ----------- ------------ ------------
Net assets................................................... $401,378 $25,180,574 $154,584,056 $ 23,147,868
Shares outstanding...........................................   42,748   2,682,336   16,467,440    2,465,758
Net asset value, offering and repurchase price per share
 (excluding any applicable contingent deferred sales charges) $   9.39 $      9.39 $       9.39 $       9.39
                                                              ======== =========== ============ ============
*COST
  Long-term investment securities (unaffiliated).............................................   $203,692,724
                                                                                                ============
  Short-term investment securities...........................................................   $  9,814,805
                                                                                                ============

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2005

INVESTMENT INCOME:
Interest (unaffiliated)........................................................... $12,743,364
Dividends (unaffiliated)..........................................................     292,398
Facility and other fee income (Note 2)............................................     459,005
                                                                                   -----------
   Total investment income........................................................  13,494,767
                                                                                   -----------
EXPENSES:
Investment advisory and management fees...........................................   1,878,221
Administration fees...............................................................     883,869
Distribution and service maintenance fees:
  Class A.........................................................................         878
  Class B.........................................................................     200,277
  Class C.........................................................................   1,267,042
Transfer agent fees and expenses:
  Class A.........................................................................       2,899
  Class B.........................................................................      21,529
  Class C.........................................................................      78,357
  Class D.........................................................................      10,674
Registration fees:
  Class A.........................................................................       6,088
  Class B.........................................................................      12,654
  Class C.........................................................................      28,680
  Class D.........................................................................      14,361
Accounting service fees...........................................................      69,034
Custodian fees....................................................................      87,769
Reports to shareholders...........................................................     142,761
Audit and tax fees................................................................      82,910
Legal fees........................................................................      46,841
Directors' fees and expenses......................................................      49,266
Interest expense..................................................................         100
Other expenses....................................................................      78,945
                                                                                   -----------
   Total expenses before fee waivers, expense reimbursements and custody credits..   4,963,155
   Fees waived and expenses reimbursed by investment adviser and distributor......  (1,208,141)
   Custody credits earned on cash balances........................................     (14,009)
                                                                                   -----------
   Net expenses...................................................................   3,741,005
                                                                                   -----------
Net investment income (loss)......................................................   9,753,762
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)............................      14,295
Change in unrealized appreciation (depreciation) on investments...................    (618,514)
                                                                                   -----------
Net realized and unrealized gain (loss) on investments............................    (604,219)
                                                                                   -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $ 9,149,543
                                                                                   ===========

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the year  For the year
                                                                                            ended         ended
                                                                                         December 31,  December 31,
                                                                                             2005          2004
                                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).......................................................... $  9,753,762  $  6,093,097
  Net realized gain (loss) on investments (unaffiliated)................................       14,295    (1,564,659)
  Net unrealized gain (loss) on investments (unaffiliated)..............................     (618,514)    2,996,261
                                                                                         ------------  ------------
Increase (decrease) in net assets resulting from operations.............................    9,149,543     7,524,699
                                                                                         ------------  ------------

Distributions To Shareholders From:
  Net investment income (Class A).......................................................      (16,613)       (4,667)
  Net investment income (Class B).......................................................   (1,163,563)     (837,534)
  Net investment income (Class C).......................................................   (7,353,487)   (4,536,155)
  Net investment income (Class D).......................................................   (1,212,647)     (729,045)
                                                                                         ------------  ------------
Total distributions to shareholders.....................................................   (9,746,310)   (6,107,401)
                                                                                         ------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 3) $(26,056,887) $ 84,890,736
                                                                                         ------------  ------------
Total increase (decrease) in net assets.................................................  (26,653,654)   86,308,034
NET ASSETS:
Beginning of period.....................................................................  229,967,530   143,659,496
                                                                                         ------------  ------------
End of period+.......................................................................... $203,313,876  $229,967,530
                                                                                         ============  ============
+Includes accumulated undistributed net investment income (loss)........................ $    (39,701) $    (47,153)
                                                                                         ============  ============

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF CASH FLOWS -- For the year ended December 31, 2005

INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net increase in net assets from operations...................................................................... $   9,149,543

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
  Purchase of loans.............................................................................................  (208,085,718)
  Proceed from loans sold.......................................................................................   122,164,302
  Loan principal paydowns.......................................................................................    93,692,487
  Purchases -- funding fees.....................................................................................         5,288
  Proceeds from short-term securities sold......................................................................    12,701,862
  Accretion of facility fee income..............................................................................       (98,243)
  Increase in dividends and interest receivable.................................................................      (604,072)
  Decrease in receivables for investments sold..................................................................       771,431
  Decrease in amount due from investment adviser................................................................         3,002
  Decrease in amount due from distributor.......................................................................         4,157
  Increase in other assets......................................................................................        (3,145)
  Increase in payable for investments purchased.................................................................     5,132,962
  Decrease in payable to the adviser............................................................................       (17,258)
  Decrease in other liabilities.................................................................................       (16,709)
  Unrealized depreciation on investments........................................................................       618,514
  Net realized gain from investments............................................................................       (14,295)
                                                                                                                 -------------
Net cash provided by operating activities....................................................................... $  35,404,108
                                                                                                                 -------------
Cash flows from financing activities:
Proceeds from shares sold.......................................................................................    47,180,455
Payment on shares repurchased...................................................................................   (81,170,813)
Cash dividends paid (not including reinvested dividends of $6,264,825)..........................................    (3,413,142)
                                                                                                                 -------------
Net cash used by financing activities........................................................................... $ (37,403,500)
                                                                                                                 -------------
Net decrease in cash............................................................................................    (1,999,392)
Cash balance at beginning of period.............................................................................     1,989,211
                                                                                                                 -------------
Cash balance at end of period................................................................................... $     (10,181)
                                                                                                                 =============

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS


                                                                                      Class A
                                                                                -----------------
                                                                                           For the
                                                                                         period from
                                                                                  Year    4/28/04*
                                                                                 ended     through
                                                                                12/31/05  12/31/04
                                                                                -------- -----------
Net Asset Value, Beginning of Period...........................................  $ 9.41    $ 9.42
Investment Operations:
Net investment income (loss)@..................................................    0.43      0.22
Net realized and unrealized gain (loss) on investments.........................   (0.01)    (0.01)
                                                                                 ------    ------
  Total from investment operations.............................................    0.42      0.21
                                                                                 ------    ------
Distributions:
Dividends from net investment income...........................................   (0.44)    (0.22)
                                                                                 ------    ------
Net Asset Value, End of Period.................................................  $ 9.39    $ 9.41
                                                                                 ------    ------
Total Return(1)................................................................    4.55%     2.22%
Ratios/Supplemental Data
Net assets, end of period ($000's).............................................  $  401    $  224
Ratio of net expenses to average net assets....................................    1.45%     1.45%#
Ratio of net investment income to average net assets...........................    4.74%     3.44%#
Portfolio turnover rate........................................................      57%       24%
Expense ratio before waiver of fees and reimbursement of expenses..............    4.32%     9.31%#
Net investment income ratio before waiver of fees and reimbursement of expenses    1.87%    (4.42)%#

--------
*  Inception date of class
@  Calculated based upon average shares outstanding.
#  Annualized
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                                Class B
                                                             -------------------------------------------
                                                               Year     Year     Year     Year     Year
                                                              ended    ended    ended    ended    ended
                                                             12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                                                             -------- -------- -------- -------- --------
Net Asset Value, Beginning of Period........................ $  9.41  $  9.33  $  8.78  $  9.03  $  9.64
Investment Operations:
Net investment income (loss)@...............................    0.41     0.29     0.40     0.40     0.58
Net realized and unrealized gain (loss) on investments......   (0.02)    0.08     0.54    (0.26)   (0.60)
                                                             -------  -------  -------  -------  -------
 Total from investment operations...........................    0.39     0.37     0.94     0.14    (0.02)
                                                             -------  -------  -------  -------  -------
Distributions:
Dividends from net investment income........................   (0.41)   (0.29)   (0.39)   (0.39)   (0.59)
                                                             -------  -------  -------  -------  -------
Net Asset Value, End of Period.............................. $  9.39  $  9.41  $  9.33  $  8.78  $  9.03
                                                             -------  -------  -------  -------  -------
Total Return(1).............................................    4.24%    3.97%   10.95%    1.54%   (0.41)%
Ratios/Supplemental Data
Net assets, end of period ($000's).......................... $25,181  $27,530  $26,565  $31,906  $42,335
Ratio of net expenses to average net assets.................    1.75%    1.75%    1.54%    1.45%    1.45%
Ratio of net investment income to average net assets........    4.36%    3.04%    4.35%    4.42%    6.23%
Portfolio turnover rate.....................................      57%      24%      75%     112%      69%
Expense ratio before waiver of fees and reimbursement of
 expenses...................................................    2.38%    2.38%    2.57%    2.51%    2.47%
Net investment income ratio before waiver of fees and
 reimbursement of expenses..................................    3.73%    2.41%    3.33%    3.36%    5.21%

--------
@  Calculated based upon average shares outstanding.
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                                              Class C
                                         -----------------------------------------------
                                           Year      Year      Year      Year      Year
                                          ended     ended     ended     ended     ended
                                         12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                         --------  --------  --------  -------- --------
Net Asset Value, Beginning of Period.... $   9.41  $   9.33  $   8.78  $  9.03  $   9.64
Investment Operations:
Net investment income (loss)@...........     0.42      0.28      0.38     0.40      0.57
Net realized and unrealized gain (loss)
 on investments.........................    (0.03)     0.09      0.56    (0.27)    (0.60)
                                         --------  --------  --------  -------  --------
 Total from investment operations.......     0.39      0.37      0.94     0.13     (0.03)
                                         --------  --------  --------  -------  --------
Distributions:
Dividends from net investment income....    (0.41)    (0.29)    (0.39)   (0.38)    (0.58)
                                         --------  --------  --------  -------  --------
Net Asset Value, End of Period.......... $   9.39  $   9.41  $   9.33  $  8.78  $   9.03
                                         --------  --------  --------  -------  --------
Total Return(1).........................     4.24%     3.97%    10.92%    1.47%    (0.45)%
Ratios/Supplemental Data
Net assets, end of period ($000's)......  154,584   174,583   103,726   86,101   140,664
Ratio of net expenses to average net
 assets.................................     1.75%     1.75%     1.59%    1.50%     1.50%
Ratio of net investment income to
 average net assets.....................     4.36%     3.06%     4.22%    4.33%     6.28%
Portfolio turnover rate.................       57%       24%       75%     112%       69%
Expense ratio before waiver of fees and
 reimbursement of expenses..............     2.32%     2.35%     2.51%    2.48%     2.52%
Net investment income ratio before
 waiver of fees and reimbursement of
 expenses...............................     3.79%     2.46%     3.31%    3.36%     5.26%

--------
@  Calculated based upon average shares outstanding.
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                                             Class D
                                         ---------------------------------------------
                                                                               For the
                                                                             period from
                                           Year     Year     Year     Year    5/02/01*
                                          ended    ended    ended    ended     through
                                         12/31/05 12/31/04 12/31/03 12/31/02  12/31/01
                                         -------- -------- -------- -------- -----------
Net Asset Value, Beginning of Period.... $  9.41  $  9.33  $  8.78  $  9.03    $  9.46
Investment Operations:
Net investment income (loss)@...........    0.47     0.33     0.43     0.43       0.35
Net realized and unrealized gain (loss)
 on investments.........................   (0.03)    0.08     0.54    (0.27)     (0.42)
                                         -------  -------  -------  -------    -------
 Total from investment operations.......    0.44     0.41     0.97     0.16      (0.07)
                                         -------  -------  -------  -------    -------
Distributions:
Dividends from net investment income....   (0.46)   (0.33)   (0.42)   (0.41)     (0.36)
                                         -------  -------  -------  -------    -------
Net Asset Value, End of Period.......... $  9.39  $  9.41  $  9.33  $  8.78    $  9.03
                                         -------  -------  -------  -------    -------
Total Return(1).........................    4.76%    4.49%   11.28%    1.72%     (0.79)%
Ratios/Supplemental Data
Net assets, end of period ($000's)...... $23,148  $27,630  $13,369  $15,037    $26,372
Ratio of net expenses to average net
 assets.................................    1.25%    1.25%    1.25%    1.25%      1.25%#
Ratio of net investment income to
 average net assets.....................    4.86%    3.60%    4.63%    4.58%      5.66%#
Portfolio turnover rate.................      57%      24%      75%     112%        69%
Expense ratio before waiver of fees and
 reimbursement of expenses..............    1.60%    1.62%    1.86%    1.77%      2.27%#
Net investment income ratio before
 waiver of fees and reimbursement of
 expenses...............................    4.51%    3.23%    4.02%    4.06%      4.64%#

--------
*  Inception date of class
@  Calculated based upon average shares outstanding.
#  Annualized
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO PROFILE -- December 31, 2005 (unaudited)

          Industry Allocation*
          Broadcasting & Entertainment........................  16.17%
          Chemicals, Plastics and Rubber......................   8.35%
          Healthcare, Education and Childcare.................   7.54%
          Leisure, Amusement, Entertainment...................   6.37%
          Buildings & Real Estate.............................   5.16%
          Electronics.........................................   5.10%
          Telecommunications..................................   4.96%
          Registered Investment Companies.....................   4.83%
          Hotels, Motels, Inns and Gaming.....................   4.24%
          Printing and Publishing.............................   3.95%
          Automobile..........................................   3.85%
          Containers, Packaging and Glass.....................   3.75%
          Oil and Gas.........................................   3.55%
          Diversified/Conglomerate Manufacturing..............   3.38%
          Utilities...........................................   3.26%
          Home and Office Furnishings, Housewares and Durables   2.60%
          Diversified/Conglomerate Service....................   2.58%
          Retail Stores.......................................   2.48%
          Beverage, Food & Tobacco............................   2.35%
          Personal and Nondurable Consumer Products...........   1.79%
          Ecological..........................................   1.67%
          Personal Transportation.............................   1.51%
          Cargo Transport.....................................   1.39%
          Personal, Goods and Misc. Services..................   1.38%
          Aerospace/Defense...................................   1.33%
          Mining, Steel, Iron and Nonprecious Metals..........   0.48%
          Farming and Agriculture.............................   0.45%
          Textiles and Leather................................   0.21%
                                                               ------
                                                               104.68%
                                                               ======


                           Credit Quality +#
                           BB+..............   3.45%
                           BB...............   8.33%
                           BB-..............  18.57%
                           B+...............  28.59%
                           B................  17.51%
                           B-...............   7.88%
                           CCC+.............   1.91%
                           CCC..............   0.49%
                           D................   1.61%
                           Not Rated@.......  11.66%
                                             ------
                                             100.00%
                                             ======

--------
*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2005

                                                          Ratings/(1)/
                                                          ------------
                                                                        Interest  Maturity  Principal    Value
         Industry Description                 Type        Moody's S&P     Rate    Date/(2)/  Amount     (Note 2)
------------------------------------------------------------------------------------------------------------------
LOANS(3)(4) -- 99.24%
Aerospace/Defense -- 1.33%
  Axle Tech International.............. 1st Lien            B2     B+  6.57-8.50% 10/20/12  $  239,286 $   242,353
  Hexcel Corp.......................... BTL-B               B2     B+  5.81-6.13  03/01/12     822,222     830,444
  Midwestern Aircraft.................. BTL-B               B1    BB-     6.41    07/01/13     597,000     605,893
  SI International, Inc................ BTL                 B1     B+     5.78    02/01/11     992,500   1,006,147
                                                                                                       -----------
                                                                                                         2,684,837
                                                                                                       -----------
Automobile -- 3.85%
  Dura Operating Corp.................. 2nd Lien            B3     B+     7.87    04/13/11   1,000,000   1,001,250
  Goodyear Tire & Rubber Co............ 2nd Lien            B2     B+     7.06    04/30/10   2,000,000   2,016,250
  HLI Operating Co., Inc............... BTL-C              Caa1    B-  9.83-10.03 06/03/10     500,000     487,125
  Key Plastics LLC..................... BTL-B               B1    BB-  7.29-9.25  06/25/10   1,214,926   1,210,370
  Ozburn-Hessey Holding Co. LLC........ BTL                 B2     B+     6.74    08/01/12     546,696     554,897
  Plastech, Inc.@...................... 2nd Lien            B1     B     11.65    02/15/10   1,000,000     922,500
  Tenneco Automotive, Inc.............. BTL-B               B1     B+     6.63    12/12/10     608,359     618,929
  Tenneco Automotive, Inc.............. BTL-B1              B1     B+     6.54    12/12/10     267,241     271,885
  United Components, Inc............... BTL-C               B1    BB-     6.81    06/30/10     723,333     733,279
                                                                                                       -----------
                                                                                                         7,816,485
                                                                                                       -----------
Beverage, Food & Tobacco -- 2.35%
  Alliance One International, Inc...... BTL-B               B1    BB-     8.03    05/13/10     493,756     494,065
  Dole Holding Co...................... BTL                 B3     B      9.44    07/21/10   1,500,000   1,531,875
  Keystone Foods Holdings LLC.......... BTL                Ba3     B+  6.19-6.31  06/16/11   1,188,088   1,204,424
  Leiner Health Products Group, Inc.... BTL-B               B2     B      7.70    05/27/11     498,734     505,124
  Meow Mix Co.......................... BTL                 B2     B+     7.09    07/01/13     233,516     237,263
  Pierre Foods, Inc.................... BTL-B               B1     B+     5.56    06/30/10     796,157     806,772
                                                                                                       -----------
                                                                                                         4,779,523
                                                                                                       -----------
Broadcasting & Entertainment -- 15.69%
  Adelphia Communications Corp.(5)..... BTL-B               B1     NR     6.31    03/31/06   2,000,000   2,010,000
  Cebridge Connections, Inc............ 1st Lien            B3     NR  7.25-9.25  02/23/09     689,500     693,809
  Cebridge Connections, Inc............ 2nd Lien           Caa1    NR  9.77-12.25 02/04/09   1,280,500   1,325,318
  Century -- TCI California LP(5)...... Revolver            NR     NR     7.25    06/30/09   1,000,000     994,750
  Century Cable Holdings LLC(5)........ Discretionary BTL   Ca     NR     9.25    12/31/09   2,500,000   2,443,360
  Charter Communications Operating LLC. BTL-B               B2     B      7.50    04/27/11   3,942,523   3,957,461
  Haights Cross Operating Co........... BTL                 B3     B-     8.84    08/20/08   1,463,800   1,485,757
  Hilton Head Communications LP(5)(10). BTL                 NR     NR     8.50    03/31/08   1,000,000     970,375
  HIT Entertainment, Ltd............... 2nd Lien            B2    CCC+    9.71    02/05/13   1,000,000   1,005,125
  HIT Entertainment, Ltd............... BTL                 B1     B      6.46    08/05/15     500,000     502,250
  Insight Midwest Holdings LLC......... BTL-C              Ba3    BB-     6.56    12/31/09     980,000     993,782
  Intelstat Zeus, Ltd.................. BTL                 B1     B      5.81    07/28/11     992,500   1,003,045
  Mediacom Illinois LLC................ BTL-A              Ba3    BB-  5.68-5.89  09/30/12   2,000,000   1,999,464
  Mission Broadcasting, Inc............ BTL-B              Ba3     B+     6.28    10/01/12   1,213,157   1,221,749
  Nexstar Broadcasting, Inc............ BTL-B              Ba3     B+     6.28    10/01/12   1,234,933   1,243,680
  NextMedia Operating.................. 2nd Lien           Caa1    D      8.87    11/18/12     500,000     506,667
  PANAMSAT Corp........................ BTL-B1             Ba3    BB+  6.44-6.49  08/20/11   4,455,000   4,512,915
  Spanish Broadcasting Systems, Inc.... 1st Lien            B1     B+     6.53    06/01/12     992,500   1,007,388
  UPC Financing Partnership............ BTL-H               B1     B      6.81    09/03/12   2,000,000   2,020,536
  WideOpenWest Finance LLC............. BTL-B               B2     NR  7.25-7.53  06/22/11     992,443     997,819
  Young Broadcasting, Inc.............. BTL                 B1     B   6.56-6.81  11/02/12     995,000   1,000,442
                                                                                                       -----------
                                                                                                        31,895,692
                                                                                                       -----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                                  Ratings/(1)/
                                                  ------------
                                                                Interest  Maturity  Principal    Value
         Industry Description             Type    Moody's S&P     Rate    Date/(2)/  Amount     (Note 2)
----------------------------------------------------------------------------------------------------------
Buildings & Real Estate -- 5.16%
  Atrium Cos., Inc.................... BTL          B2    CCC+ 7.91-8.28% 12/28/11  $2,414,956 $ 2,394,327
  Kyle Acquisition Group LLC.......... BTL          Ba3    BB     6.50    07/15/10     500,000     502,813
  Masonite International Corp......... BTL          B2    BB-  6.21-6.53  04/16/13   1,491,262   1,478,136
  Masonite International Corp......... CND TL       B2    BB-  6.21-6.53  04/16/13   1,488,726   1,475,622
  Palmdale Hills Property LLC......... 1st Lien     B1     B+     7.24    05/01/12     995,000     995,000
  Palmdale Hills Property LLC......... 2nd Lien     B2     B-    11.74    05/01/12   1,000,000   1,000,000
  PGT Industries, Inc................. BTL-A1       B1     B   7.23-7.38  01/29/10     876,090     887,589
  Rhodes Homes........................ 1st Lien     Ba3   BB-     7.75    11/10/10     243,750     243,750
  Spanish Peaks LLC................... Tranche A    B1     B+     4.43    07/29/13      75,000      75,750
  Spanish Peaks LLC................... Tranche B    B1     B+  6.72-7.23  07/29/13     170,247     171,949
  TCO Funding Corp.................... BTL          B2     B-     7.00    10/25/12   1,000,000   1,010,000
  Yellowstone Mountain Club........... BTL          B1     B+     6.76    09/30/10     248,933     250,074
                                                                                               -----------
                                                                                                10,485,010
                                                                                               -----------
Cargo Transport -- 1.39%
  Hertz Corp.......................... BTL          Ba2    BB  6.83-6.96  12/21/12     500,000     506,836
  Pacer International, Inc............ BTL          B1     NR  5.81-6.25  06/10/10     705,765     711,058
  Transport Industries LP............. BTL-B        B2     NR     6.56    09/30/12     209,297     210,474
  United States Shipping LLC.......... BTL          Ba3    NR     6.20    04/30/10   1,381,826   1,399,963
                                                                                               -----------
                                                                                                 2,828,331
                                                                                               -----------
Chemicals, Plastics & Rubber -- 8.35%
  Basell Finance Co................... BTL-B2       Ba3    B+     6.91    08/01/13     104,167     105,973
  Basell Finance Co................... BTL-B4       Ba3    B+     6.91    08/01/13      20,833      21,125
  Basell Finance Co................... BTL-C2       Ba3    B+     7.24    08/01/13     104,167     105,973
  Basell Finance Co................... BTL-C4       Ba3    B+     7.24    08/01/13      20,833      21,155
  Brenntag Holdings................... BTL          B2     B      6.89    12/22/13     250,000     253,386
  Celanese AG......................... BTL          B1     B+     6.53    04/06/11   2,596,999   2,626,540
  Hercules, Inc....................... BTL-B        Ba1    BB  5.86-6.28  10/08/10     884,250     895,524
  Hexion Specialty Chemicals, Inc..... Tranche B1   B1    BB-     6.88    05/30/12     835,800     848,337
  Hexion Specialty Chemicals, Inc..... Tranche B2   B1    BB-     7.06    05/31/12   1,154,200   1,171,513
  Huntsman International LLC.......... BTL-B        Ba3   BB-     6.12    08/31/12   3,564,862   3,587,420
  Invista B.V......................... BTL-B1       Ba3    BB     6.69    04/29/11   1,322,235   1,336,284
  Invista B.V......................... BTL-B2       Ba3    BB     6.69    04/29/11     568,196     574,233
  PQ Corp............................. BTL          B1     B+     6.56    02/15/13     744,375     753,369
  Rockwood Specialties Group, Inc..... BTL-E        B1     B+     6.22    07/30/12   1,990,000   2,013,786
  Wellman, Inc........................ 2nd Lien     B2     B-    11.00    02/10/10   2,500,000   2,556,250
  Westlake Chemical Corp.............. BTL-B        Ba2    NR     6.64    07/23/10     112,500     112,500
                                                                                               -----------
                                                                                                16,983,368
                                                                                               -----------
Containers, Packaging & Glass -- 3.75%
  Appleton Papers, Inc................ BTL          Ba3    BB  6.33-6.83  06/11/10   1,040,892   1,051,952
  Berry Plastics Corp................. BTL          B1     B+     6.45    12/02/11   1,195,326   1,210,891
  Boise Cascade Corp.................. BTL-D        Ba3    BB  6.16-6.28  10/28/11     839,776     851,848
  Captive Plastics, Inc............... BTL          B2     B-     7.50    08/10/11     498,750     504,984
  Captive Plastics, Inc............... 2nd Lien     B3    CCC    11.86    12/15/12   1,000,000   1,000,000
  Graham Packaging Co. LP............. Tranche B    B2     B   6.38-6.81  04/07/12   2,475,000   2,506,905
  Owens-Illinois Group, Inc........... BTL-A1       B1    BB-     6.10    04/01/07     486,733     489,369
                                                                                               -----------
                                                                                                 7,615,949
                                                                                               -----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                                                Ratings/(1)/
                                                                -----------
                                                                              Interest   Maturity  Principal    Value
             Industry Description                   Type        Moody's  S&P    Rate     Date/(2)/  Amount     (Note 2)
-------------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 3.38%
  Accuride Corp................................. BTL-B            B1     B+  6.25-6.75%  01/31/12  $1,507,727 $ 1,522,019
  Enersys, Inc.................................. BTL             Ba3     BB   6.07-6.68  03/17/11     591,000     598,018
  Flowserve Corp................................ BTL             Ba3     BB-  6.19-6.50  08/10/12     482,083     488,486
  Maxim Crane Works LP.......................... 2nd Lien         B3     B+     9.63     01/31/12     250,000     256,771
  Maxim Crane Works LP.......................... BTL              B2     BB-  6.88-9.00  01/31/10     374,306     379,608
  National Distributing@........................ 2nd Lien         B2     B-     10.88    06/16/10   1,000,000   1,002,500
  Penn Engineering & Manufacturing Corp......... BTL              B2      B   6.89-7.03  05/01/12     416,936     422,147
  Ply Gem Industries, Inc....................... BTL              B1     B+     6.16     02/24/11   1,063,629   1,070,277
  Ply Gem Industries, Inc....................... CND TL           B1     B+     6.16     03/15/10     183,847     184,996
  Polypore, Inc................................. BTL              B2      B     7.53     11/12/11     948,547     944,200
                                                                                                              -----------
                                                                                                                6,869,022
                                                                                                              -----------
Diversified/Conglomerate Service -- 2.58%
  Billing Concepts, Inc......................... BTL-A            B2     B+     7.38     04/22/10     925,000     938,875
  Bridge Information Systems, Inc.+#@(5)(6)..... BTL-B           Caa1    NR     10.25    06/30/05     421,180          --
  Coinstar, Inc................................. BTL             Ba3     BB-    6.10     07/07/11     874,496     883,788
  Fidelity National Information Solutions, Inc.. BTL-B           Ba3     BB     6.11     03/04/13     762,833     766,774
  InfoUSA, Inc.................................. BTL-A           Ba3     BB     6.89     03/25/09     677,083     678,776
  NES Rentals Holdings, Inc..................... 2nd Lien         B3      B  10.21-12.25 07/20/10   1,481,250   1,512,727
  Protection One, Inc........................... BTL              B2     B+   7.38-7.39  04/11/11     467,644     472,613
                                                                                                              -----------
                                                                                                                5,253,553
                                                                                                              -----------
Ecological -- 1.67%
  Allied Waste North America, Inc............... Tranche A        B1     BB     6.03     01/15/12     802,703     807,943
  Allied Waste North America, Inc............... BTL              B1     BB   6.09-6.39  01/15/12   2,067,516   2,081,143
  Wastequip, Inc................................ 2nd Lien         B3     B-     10.53    07/15/11     500,000     506,875
                                                                                                              -----------
                                                                                                                3,395,961
                                                                                                              -----------
Electronics -- 5.10%
  Amkor Technology, Inc......................... 2nd Lien         B2     NR     8.88     10/27/10   1,000,000   1,026,875
  Aspect Software............................... 1st Lien         B2      B     6.56     09/22/10     250,000     253,125
  Eastman Kodak Co.............................. BTL-B1          Ba2     B+   6.42-6.75  10/15/12   1,000,000   1,002,569
  Fairchild Semiconductor Corp.................. BTL-B3          Ba3     BB-    6.31     06/19/08   1,462,725   1,473,695
  SSA Global Technologies, Inc.................. BTL-B            B2     BB-    6.52     08/02/12     249,375     251,245
  Sungard Data Systems, Inc..................... BTL-B            B1     B+     6.81     08/01/13   3,980,000   4,010,885
  Targus Group International, Inc............... 2nd Lien         B3     NR     12.07    11/22/12     250,000     252,188
  UGS Corp...................................... BTL              B1     B+     6.39     03/31/12   2,067,588   2,096,017
                                                                                                              -----------
                                                                                                               10,366,599
                                                                                                              -----------
Farming & Agriculture -- 0.45%
  AGCO Corp..................................... BTL             Ba1     BB+    6.28     07/03/09     908,167     918,384
                                                                                                              -----------
Healthcare, Education & Childcare -- 7.54%
  Accellent Corp................................ BTL              B2     B+     6.39     11/18/12     500,000     505,625
  AMR/EmCare Holdings........................... BTL              B2     B+   6.56-6.78  02/15/12     709,286     716,379
  Community Health Systems, Inc................. BTL             Ba3     BB-    6.16     08/19/11   1,312,141   1,330,319
  Conmed Corp................................... BTL-C           Ba3     NR     6.62     12/15/09     756,431     765,886
  DaVita, Inc................................... BTL-B            B1     BB-  6.40-6.94  07/30/12   2,875,147   2,917,277
  Hanger Orthopedic Group, Inc.................. BTL-B            B1     B+     8.27     09/30/09     977,500     990,941
  HealthSouth Corp.............................. LOC             Caa2    NR     3.86     03/17/10     925,000     929,915
  HealthSouth Corp.............................. BTL             Caa2    NR     6.89     03/17/10   1,567,125   1,575,451
  Magellan Health Services, Inc................. BTL              B1     B+     6.74     08/15/08     347,222     351,128
  Magellan Health Services, Inc................. BTL              B1     B+     4.19     08/15/08     277,778     280,903
  Multiplan, Inc................................ BTL             Ba3     B+     7.03     03/04/09     958,333     970,312
  Spectrum Labs................................. BTL-B            NR     NR     7.78     12/20/12   1,000,000   1,007,500
  Team Health, Inc.............................. BTL-B            B2     B+     6.88     11/18/12     250,000     252,344
  Vanguard Health Holding Co. II................ BTL              B2      B   6.77-6.95  09/23/11     990,019   1,003,632
  Warner Chilcott Holdings Co................... BTL-B            B2      B   7.01-7.28  01/18/12   1,083,632   1,084,115
  Warner Chilcott Holdings Co................... BTL-C            B2      B     7.28     01/18/12     436,651     436,846
  Warner Chilcott Holdings Co................... BTL-D            B2      B     7.28     01/18/12     201,720     201,810
                                                                                                              -----------
                                                                                                               15,320,383
                                                                                                              -----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                                          Ratings/(1)/
                                                          ------------
                                                                       Interest  Maturity  Principal    Value
          Industry Description                  Type      Moody's S&P    Rate    Date/(2)/  Amount     (Note 2)
-----------------------------------------------------------------------------------------------------------------
Home & Office Furnishings, Housewares & Durables -- 2.60%
  Jarden Corp.............................. BTL             B1     B+    6.53%   04/11/12  $1,341,855 $ 1,349,522
  Jarden Corp.............................. BTL-B2          B1     B+    6.28    01/24/12     714,668     717,348
  Maax Corp................................ BTL-B           B1     B   7.23-7.53 06/04/11   1,044,130   1,038,910
  Sealy Mattress Co........................ BTL-D           B1     B+  6.12-6.16 08/06/12   1,240,025   1,254,943
  Simmons Co............................... Tranche C       B2     B+  5.75-8.75 12/19/11     913,414     923,832
                                                                                                      -----------
                                                                                                        5,284,555
                                                                                                      -----------
Hotels, Motels, Inns, & Gaming -- 4.24%
  CCM Merger, Inc.......................... BTL-B           B1     B+  6.39-6.52 07/13/12     497,500     501,605
  Isle of Capri Black Hawk LLC............. BTL             B1     B+  6.11-6.53 10/24/11     498,750     502,802
  Isle of Capri Casinos, Inc............... BTL             Ba2   BB-  5.89-6.27 02/04/11     297,000     300,341
  Kulima Resort Co......................... 2nd Lien        B2    CCC+   10.89   09/30/11     250,000     252,500
  Penn National Gaming, Inc................ BTL-B           Ba3   BB-  5.97-6.28 06/01/12   1,995,000   2,021,340
  Trump Entertainment Resorts Holdings LP.. BTL-B1          B2    BB-    7.17    05/04/12     497,500     504,548
  Venetian Casino Resorts LLC.............. Delayed Draw    Ba3   BB-    6.28    06/15/11     683,761     688,996
  Venetian Casino Resorts LLC.............. BTL-B           Ba3   BB-    6.28    06/15/11   3,316,239   3,341,628
  Wembley, Inc............................. 1st Lien        B1     B+    6.08    07/18/12     248,750     253,103
  Wembley, Inc............................. 2nd Lien        B1     B-    7.83    07/18/12     250,000     255,156
                                                                                                      -----------
                                                                                                        8,622,019
                                                                                                      -----------
Leisure, Amusement, Entertainment -- 6.37%
  24 Hour Fitness Worldwide, Inc........... BTL-B           B2     B     6.78    06/30/12   2,000,000   2,028,334
  Fender Musical Instruments Corp.......... 1st Lien        B1     B+  6.31-6.47 03/31/12     471,890     477,789
  Metro-Goldwyn-Mayer Studios, Inc......... BTL-B           Ba3    B+    6.78    04/08/12   3,000,000   3,023,523
  Regal Cinemas, Inc....................... BTL             Ba2   BB-    6.53    11/10/10   1,428,979   1,446,643
  Six Flags Theme Parks, Inc............... BTL-B           B1     B-  6.59-6.80 06/30/09     992,443   1,005,557
  Southwest Sports Group LLC............... BTL             NR     NR    7.06    12/22/12   1,000,000   1,012,500
  True Temper Sports, Inc.................. BTL             B2     B   7.45-9.25 03/15/11     475,180     479,932
  WMG Acquisition Corp..................... BTL             B2     B+  6.19-6.59 02/28/11   3,434,493   3,474,972
                                                                                                      -----------
                                                                                                       12,949,250
                                                                                                      -----------
Mining, Steel, Iron & Nonprecious Metals -- 0.48%
  Novelis, Inc............................. BTL-B           Ba2   BB-    6.01    01/07/12     456,435     461,855
  Novelis, Inc............................. CND TL          Ba2   BB-    6.01    01/07/12     262,796     265,917
  Walter Industries, Inc................... BTL-B           Ba3    B+  6.05-6.53 10/03/12     249,375     252,882
                                                                                                      -----------
                                                                                                          980,654
                                                                                                      -----------
Oil & Gas -- 3.46%
  Calumet Lubricants Co. LP................ BTL             B2     B     7.84    11/30/12     388,889     391,806
  Calumet Lubricants Co. LP................ BTL             B2     B     4.33    11/30/12     111,111     111,944
  Epco Holdings, Inc....................... BTL-B           Ba3    B+  6.42-6.64 08/18/10     495,000     502,541
  Key Energy Services, Inc................. Delayed Draw    B1     B-  7.02-7.52 06/30/12   1,000,000   1,014,375
  Petrohawk Energy Corp.................... 2nd Lien        NR     NR  8.88-8.94 02/24/09   1,000,000   1,010,000
  Primary Energy Finance LLC............... BTL             Ba2   BB-    6.53    08/24/12     498,750     505,296
  Targa Resources, Inc..................... LOC             Ba3    B+    4.40    10/31/12      96,774      97,651
  Targa Resources, Inc..................... BTL-B           Ba3    B+  6.59-6.78 10/31/12     402,218     405,863
  TXOK Acquisition, Inc.................... 2nd Lien        B2     NR    8.88    09/21/10   1,000,000   1,012,500
  Williams Production RMT Co............... BTL-C           Ba3    BB    6.62    05/30/07   1,462,650   1,479,105
  Wolf Hollow I LP......................... 2nd Lien        B2     B     9.00    12/22/12     500,000     507,500
                                                                                                      -----------
                                                                                                        7,038,581
                                                                                                      -----------
Personal & Nondurable Consumer Products -- 1.79%
  American Achievement Corp................ BTL-B           B1     B+  6.92-8.75 03/22/11     852,233     866,081
  American Safety Razor Co................. BTL-B           B2     B     7.15    02/28/12     928,056     941,976
  Bushnell Performance Optics.............. BTL             B1     B+  7.53-9.00 08/19/11     500,000     507,188
  Hillman Group, Inc....................... BTL-B           B2     B   7.69-9.50 03/31/11     820,833     831,864
  Spectrum Brands, Inc..................... BTL-B           B2     B   6.17-6.78 02/07/12     496,250     499,869
                                                                                                      -----------
                                                                                                        3,646,978
                                                                                                      -----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                         Ratings/(1)/
                                         ------------
                                                       Interest  Maturity  Principal     Value
    Industry Description         Type    Moody's S&P     Rate    Date/(2)/  Amount      (Note 2)
--------------------------------------------------------------------------------------------------
Personal, Goods & Misc. Services --
 1.38%
 Burt's Bees, Inc............. BTL         B2     B   7.04-7.44% 03/29/11  $  496,250 $    500,282
 Maidenform, Inc.............. BTL        Ba3     B+  5.76-6.12  05/11/10     458,333      462,344
 Stewart Enterprises, Inc..... BTL-B      Ba3     BB  5.77-6.25  11/19/11     473,497      479,712
 Worldspan LP................. BTL         B2     B   6.81-7.31  02/14/10   1,406,088    1,372,693
                                                                                      ------------
                                                                                         2,815,031
                                                                                      ------------
Personal Transportation -- 1.51%
 Delta Air Lines, Inc.(5)..... BTL-C      Caa1    B     13.51    10/01/08   1,500,000    1,549,220
 Northwest Airlines, Inc.(5).. BTL-A       B3     B-     9.56    11/17/09     750,000      756,428
 United Airlines, Inc......... Tranche B  Ba3    BB-     8.62    07/15/09     747,783      756,351
                                                                                      ------------
                                                                                         3,061,999
                                                                                      ------------
Printing & Publishing -- 3.95%
 Affinity Group, Inc.......... BTL        Ba3     NR  6.95-6.97  06/30/06   1,190,893    1,202,802
 American Lawyers Media, Inc.. 1st Lien    B3     B-     7.03    03/14/10     993,744      994,572
 Dex Media West LLC........... BTL-B      Ba2     BB  5.87-6.28  03/09/10   1,054,103    1,061,110
 FSC Acquisition LLC.......... BTL         B2     B   6.33-6.69  08/01/12     443,667      445,516
 Journal Register Co.......... Tranche B  Ba2    BB+  5.55-5.74  08/12/12   1,000,000    1,006,094
 Liberty Group Publishing,                               6.63
   Inc........................ BTL-B       B1     B+             02/28/12     490,047      494,794
 New Publications, Inc........ 2nd Lien    B3    CCC+   10.90    02/05/13     250,000      229,583
 Primedia, Inc................ BTL-B       B2     B      6.56    12/31/09   1,098,095    1,081,486
 R.H. Donnelly, Inc........... BTL-D      Ba3     BB  5.81-6.28  06/30/11   1,514,171    1,523,271
                                                                                      ------------
                                                                                         8,039,228
                                                                                      ------------
Retail Stores -- 2.48%
 Alimentation Couche-Tard,                               6.19
   Inc........................ BTL        Ba2     BB             12/17/10     601,531      609,050
 Eddie Bauer, Inc............. BTL-B      Ba3     B+  7.12-9.00  06/21/11     995,000      968,881
 Jean Coutu Group, Inc........ BTL-B       B2    BB-     6.50    07/30/11   1,452,662    1,468,298
 Linens'n Things, Inc......... BTL         NR     NR     1.50    11/30/06   1,000,000      990,000
 Neiman-Marcus Group, Inc..... BTL         B1     B+     6.95    04/15/13   1,000,000    1,009,183
 Quality Stores, Inc.                                    9.75
   (Central Tractor)+#@(5)(7). BTL-B      Caa2    NR             04/30/06     846,495           --
                                                                                      ------------
                                                                                         5,045,412
                                                                                      ------------
Telecommunications -- 4.92%
 Centennial Cellular                                  6.45-6.83
   Operating Co............... BTL         B2     B-             02/09/11   1,375,000    1,393,369
 Cricket Communications, Inc.. BTL-B       B1     B-     7.03    12/20/10   1,980,000    2,004,502
 FairPoint Communications,                               6.31
   Inc........................ BTL         B1    BB-             02/07/12   1,000,000    1,004,125
 Hawaiian Telecom                                        6.78
   Communications, Inc........ BTL-B       B1     B+             10/31/12   1,000,000    1,006,875
 Madison River Capital LLC.... BTL-B       B1     B+     6.59    08/01/12     750,000      761,485
 Ntelos, Inc.................. 1st Lien    B1     B      6.89    08/31/11   1,485,000    1,497,623
 Ntelos, Inc.................. 2nd Lien    B2     B      9.39    02/28/12     500,000      504,375
 Syniverse Holding LLC........ BTL-B      Ba3    BB-     6.28    02/01/12   1,558,323    1,579,750
 Time Warner Telecom                                  6.92-7.11
   Holdings, Inc.............. BTL-B       B1     B              11/30/10     250,000      254,479
                                                                                      ------------
                                                                                        10,006,583
                                                                                      ------------
Textiles & Leather -- 0.21%
 Globe Manufacturing                                    10.00
   Corp.+#@(5)(7)............. BTL-B      Caa2    NR             08/15/06     837,014           --
 William Carter Co............ BTL-B       B1     BB  5.65-5.81  07/14/12     430,032      435,049
                                                                                      ------------
                                                                                           435,049
                                                                                      ------------
Utilities -- 3.26%
 Allegheny Energy Supply Co... BTL-C      Ba2     BB  5.76-6.41  03/08/11     387,717      392,644
 Calpine Corp.(5)............. 2nd Lien    NR     D      9.90    07/16/07   3,433,623    2,760,633
 Cheniere LNG Holdings LLC.... BTL        Ba2     BB     6.95    08/30/12     249,375      251,869
 Cogentrix Deleware Holdings,                            6.28
   Inc........................ BTL        Ba2    BB+             04/13/12     561,698      567,725
 Complete Production                                     7.28
   Services, Inc.............. BTL-B       NR     B              08/01/12     249,375      252,375
 La Paloma Generating Co...... BTL        Ba3    BB-     6.28    08/16/12      15,482       15,652
 La Paloma Generating Co...... LOC        Ba3    BB-     6.11    08/16/12      32,787       33,148
 La Paloma Generating Co...... 2nd lien    B2     B      8.03    08/16/13     250,000      253,985
 La Paloma Generating Co...... BTL-B      Ba3    BB-     6.28    08/16/12     194,394      196,532
 Reliant Energy, Inc.......... BTL         B1     B+  6.64-6.92  10/01/10   1,000,000      998,750
 Reliant Energy Resources,                            6.09-6.57
   Inc........................ BTL         B1     B+             03/15/07     916,012      914,867
                                                                                      ------------
                                                                                         6,638,180
                                                                                      ------------
 Total Loans (Cost $202,488,708)...............................                        201,776,616
                                                                                      ------------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                                 Principal      Value
               Industry Description            Amount/Shares   (Note 2)
      --------------------------------------------------------------------
      CORPORATE BONDS -- 0.48%
      Broadcasting & Entertainment -- 0.48%
       Paxson Communications Corp.*(8) 10.78%
         due 01/15/13 (Cost $980,000).........  $1,000,000   $    980,000
                                                             ------------
      COMMON STOCK -- 0.13%
      Oil & Gas -- 0.09%
       Shaw Group, Inc.+......................       6,276        182,569
                                                             ------------
      Telecommunications -- 0.04%
       Global Crossing, Ltd.+.................         175          2,805
       SAVVIS Communications Corp.+...........      94,695         71,021
                                                             ------------
                                                                   73,826
                                                             ------------
       Total Common Stock (Cost $224,016).....                    256,395
                                                             ------------
       Total Long-Term Investment Securities
         (Cost $203,692,724)..................                203,013,011
                                                             ------------
      SHORT-TERM INVESTMENT SECURITIES --
       4.83%
      Registered Investment Companies -- 4.83%
       SSgA Money Market Fund (Cost
         $9,814,805)..........................  9,814,805       9,814,805
                                                             ------------
      TOTAL INVESTMENTS -- 104.68%............
       (Cost $213,507,529)(9).................                212,827,816
      Liabilities in Excess of Other Assets
       -- (4.68)%.............................                 (9,513,940)
                                                             ------------
      NET ASSETS -- 100.00%...................               $203,313,876
                                                             ============

--------
BTL  Bank Term Loan
CND TLCanadian Term Loan
LOC  Letter of Credit
NR   Security is not rated.
+    Non-income producing security
@ Illiquid security. At December 31, 2005, the aggregate value of these securities was $1,925,000, representing 0.95% of net assets.
#    Fair valued security (see Note 2)
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At December 31, 2005, the aggregate value of these securities was $980,000 representing 0.48% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1) Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered below investment grade. Ratings are unaudited. Ratings provided are as of December 31, 2005.
(2) Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The Fund estimates that the maturity of the Loans held in its portfolio will be approximately 63 months.
(3) The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter- Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(4) All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5)  Company has filed for Chapter 11 bankruptcy protection.
(6) Bond is in default and did not pay principal at maturity. Final outcome of Chapter 11 bankruptcy still to be determined.
(7)  Loan is in default of interest payments.
(8) Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of December 31, 2005.
(9)  See Note 6 for cost of investments on a tax basis.
(10) Loan was purchased through a participation agreement.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005

Note 1. Organization of the Fund

   The SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), is a non-diversified closed-end, investment management company. The Fund is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is managed by AIG SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

   The Fund offers three classes of shares. Class B shares are offered for sale at net asset value without a front-end sales charge but are subject to an Early Withdrawal Charge which declines from 3% during the first year after purchase to zero after the fourth year. Class C shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 1% during the first year after purchase. Class D shares are offered for sale at net asset value without a front-end sales charge and no Early Withdrawal Charge. Class D shares are available only to investors participating in a fee-based investment advisory program (such as a "wrap" program) or agency commission program or to CypressTree Investors. Class A shares are not currently offered for sale to the public and are available only through a conversion of Class B shares after being held by the shareholders for approximately eight years. Class C shares do not have a conversion feature (except that Class C shares purchased before August 18, 1999 will automatically convert to Class A shares ten years after purchase). The share classes differ in their respective distribution and service fees. All classes have equal rights to assets and voting privileges.

   Indemnifications: Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that may contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan,
   (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity. Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price. Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)

   maturity or, if already held by the Fund on the 60/th/ day, are amortized to maturity based on the value determined on the 61/st/ day. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors.

   The Senior Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

   Repurchase Agreements: The Fund may enter into repurchase agreements. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, the Fund did not enter into any repurchase agreements.

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts. Facility fees received, which were $98,243 for the period ended December 31, 2005, are amortized as income over the stated life of the Loans. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $360,762 for the period ended December 31, 2005, are recorded as income when received or contractually due to the Fund.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). Interest earned on cash balances held at the custodian are shown as custody credits on the statement of operations.

   Dividends from net investment income are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Fund records dividends and distributions to the shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected. The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   Statement of Cash Flows: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account, and does not include any short-term investments at December 31, 2005.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


Note 3. Capital Share Transactions

   The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in four different classes. Transactions in capital shares of each class were as follows:

                                       For the                 For the period
                                     year ended               April 28, 2004**-
                                  December 31, 2005           December 31, 2004
                             -------------------------   -------------------------
                                Shares        Amount        Shares        Amount
Class A                      ----------   ------------   ----------   ------------
Shares sold.................     20,621@  $    194,088@      23,650*  $    222,806*
Reinvested distributions....      1,003          9,426          391          3,681
Shares repurchased..........     (2,715)       (25,453)        (202)        (1,902)
                             ----------   ------------   ----------   ------------
   Net increase (decrease)..     18,909   $    178,061       23,839   $    224,585
                             ==========   ============   ==========   ============

                                       For the                     For the
                                     year ended                  year ended
                                  December 31, 2005           December 31, 2004
                             -------------------------   -------------------------
                                Shares        Amount        Shares        Amount
Class B                      ----------   ------------   ----------   ------------
Shares sold.................    254,487   $  2,391,460      649,863   $  6,108,232
Reinvested distributions....     84,193        791,345       60,214        566,344
Shares repurchased..........   (581,114)@   (5,462,413)@   (633,762)*   (5,961,214)*
                             ----------   ------------   ----------   ------------
   Net increase (decrease)..   (242,434)  $ (2,279,608)      76,315   $    713,362
                             ==========   ============   ==========   ============

                                       For the                     For the
                                     year ended                  year ended
                                  December 31, 2005           December 31, 2004
                             -------------------------   -------------------------
                                Shares        Amount        Shares        Amount
Class C                      ----------   ------------   ----------   ------------
Shares sold.................  3,815,180   $ 35,893,397   11,042,355   $103,837,676
Reinvested distributions....    480,086      4,512,412      300,723      2,828,393
Shares repurchased.......... (6,375,191)   (59,926,283)  (3,917,703)   (36,835,107)
                             ----------   ------------   ----------   ------------
   Net increase (decrease).. (2,079,925)  $(19,520,474)   7,425,375   $ 69,830,962
                             ==========   ============   ==========   ============

                                       For the                     For the
                                     year ended                  year ended
                                  December 31, 2005           December 31, 2004
                             -------------------------   -------------------------
                                Shares        Amount        Shares        Amount
Class D                      ----------   ------------   ----------   ------------
Shares sold.................    923,576   $  8,679,305    1,986,376   $ 18,679,110
Reinvested distributions....    101,255        951,642       59,527        559,853
Shares repurchased.......... (1,494,315)   (14,065,813)    (544,090)    (5,117,136)
                             ----------   ------------   ----------   ------------
   Net increase (decrease)..   (469,484)  $ (4,434,866)   1,501,813   $ 14,121,827
                             ==========   ============   ==========   ============

--------
@ Includes automatic conversion of 20,621 shares of Class B shares in the amount of $194,088 to 20,621 shares of Class A shares in the amount of $194,088.
* Includes automatic conversion of 13,025 shares of Class B shares in the amount of $122,726 to 13,025 shares of Class A shares in the amount of $122,726.
** Inception date of class.

   In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders are sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the period ended December 31, 2005, the Fund made twelve Repurchase Offers, and redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

            Amount Tendered                  Amount Tendered
         ---------------------             -------------------
          Shares     Amount                Shares    Amount
         --------- -----------             ------- -----------
January.   661,676 $ 6,232,968   July..... 884,668 $ 8,315,784
February 1,170,031  11,044,512   August... 526,903   4,964,450
March...   608,742   5,746,522   September 679,591   6,388,689
April... 1,011,550   9,498,612   October.. 374,146   3,513,277
May.....   553,973   5,179,654   November. 644,785   6,054,515
June....   793,654   7,436,496   December. 543,616   5,104,483

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


Note 4. Purchases And Sales Of Securities

   During the period ended December 31, 2005, the Fund's cost of purchases of Loans and proceeds from Loan sales were $208,085,718 and $122,164,302, respectively.

Note 5. Investment Advisory Agreement And Other Transactions With Affiliates

   The Fund currently maintains an Investment Advisory Agreement with SAAMCo, who oversees the administration of certain aspects of the business and affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. The Fund will pay SAAMCo a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: 0.85% on the first $1 billion; 0.80% on the next $1 billion; and 0.75% thereafter. For the period ended December 31, 2005, SAAMCo received advisory fees in the amount of $1,878,221.

   American International Group Global Investment Corp. ("AIGGIC") acts as subadviser to the Fund pursuant to a Subadvisory Agreement with SAAMCo. Under the Subadvisory Agreement, AIGGIC manages the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, AIGGIC is entitled to receive from SAAMCo an annual fee paid monthly equal to the following percentage of average daily net assets: 0.25% for the first $1 billion of average daily net assets; 0.20% for average daily net assets of more than $1 billion. AIGGIC received $552,418 as compensation for its services. The fee paid to the subadviser is paid by SAAMCo.

   SAAMCo acts as the Fund's administrator under an Administration Agreement and is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its services, SAAMCo receives an annual fee equal to 0.40% of average daily net assets of the Fund. For the period ended December 31, 2005, SAAMCo received administration fees in the amount of $883,869.

   The Fund has adopted Distribution Plans ("Plans") applicable to Class A, Class B and C shares to use the assets attributable to that class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are compensation plans providing for the payment to AIG SunAmerica Capital Services, Inc. ("SACS"), of a fixed percentage of 0.50% of average net assets to finance distribution expenses for Class B and Class C, and 0.25% of average net assets to finance service fees for Class A, Class B and Class C. For the period ended December 31, 2005 SACS received distribution fees of $1,468,197. In addition, SACS receives the proceeds of early withdrawal charges paid by investors in connection with certain redemptions of Class B and Class C shares. For the period ended December 31, 2005, SACS received early withdrawal charges of $143,432. For the period ended December 31, 2005 SACS voluntarily waived fees for the following classes: Class A $176, Class B $66,760, and Class C $422,337.

   SAAMCo contractually agreed to waive fees or reimburse expenses, if necessary, at or below 1.75% for Class B and Class C average net assets. The expense reimbursements and fee waivers will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. SAAMCo voluntarily agreed to waive fees or reimburse expenses, if necessary, at or below 1.45% for Class A and 1.25% for Class D average net assets. The expense waiver and fee reimbursement will continue indefinitely, but may be terminated at any time. For the period ended December 31, 2005, SAAMCo waived fees and reimbursed expenses as follows: Class A $9,859, Class B $99,925, Class C $522,525, and Class D $86,559.

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, retirement pension expense, dividends payable and treatment of defaulted securities.

         Distributable Earnings                      Tax Distributions
---------------------------------------- -------------------------------------------------------------------------
  For the year ended December 31, 2005   For the year ended December 31, 2005 For the year ended December 31, 2004
---------------------------------------- ------------------------------------ ------------------------------------
         Long-term Gains/   Unrealized                      Long-term                            Long-term
Ordinary   Capital Loss    Appreciation   Ordinary           Capital           Ordinary           Capital
 Income     Carryover     (Depreciation)   Income             Gains             Income             Gains
-------- ---------------- --------------     ----------     ---------             ----------     ---------
  $ --    $(27,697,156)     $(680,069)   $9,746,310           $ --            $6,107,401           $ --

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   Capital Loss Carryforwards. At December 31, 2005 capital loss carryforwards available to offset future recognized gains were $27,697,156, with $329,673 expiring in 2007, $1,179,134 expiring in 2008, $9,997,029 expiring in 2009,
   $7,736,363 expiring in 2010, $4,956,144 expiring in 2011, and $3,498,813 expiring in 2012.

   During the year ending December 31, 2005, the Senior Floating Rate Fund utilized $14,305 of capital loss carry forwards to offset current year capital gains.

   Unrealized appreciation and depreciation in the value of investments at December 31, 2005 for federal income tax purposes were as follows:

   Cost (tax basis)............................................ $213,507,885
                                                                ============
   Gross unrealized appreciation............................... $  1,918,453
   Gross unrealized depreciation...............................   (2,598,522)
                                                                ------------
   Net unrealized depreciation................................. $   (680,069)
                                                                ============

Note 7. Director Retirement Plan

   The Directors of the SunAmerica Senior Floating Rate Fund, Inc. have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan ("Retirement Plan") for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the AIG SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70, or who has at least 5 years of consecutive service after reaching age 65 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each AIG SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each AIG SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may elect to receive any benefits payable under the Retirement Plan, at his or her election either in one lump sum or in up to fifteen annual installments. Any undistributed amounts continue to accrue interest at 8.50% per year. As of December 31, 2005, the Fund had accrued $11,744 for the Retirement Plan, which is included in Directors' fees and expenses line on the Statement of Assets and Liabilities and for the period ended December 31, 2005, expensed $4,227 for the Retirement Plan, which is included in Directors' fees and expenses line on the Statement of Operations.

Note 8. Line of Credit

   The Fund currently has an agreement with State Street Bank & Trust Company that provides a $20,000,000 committed unsecured Line of Credit to the Fund which will be used for cash overdraft protection. Interest is currently payable at the Federal Funds rate plus 50 basis points. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the line of credit which is included in other expenses on the Statement of Operations. For the period ended December 31, 2005, the Fund had borrowings outstanding for 3 days under the line of credit and incurred $100 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $266,775 at a weighted average interest rate of 4.50%. At December 31, 2005, there were no borrowings outstanding.

Note 9. Interfund Leading Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Fund is permitted to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)

   receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended December 31, 2005, the Fund did not participate in this program.

Note 10. Investment Concentration

   The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons positioned between the Fund and the Borrower.

Note 11. Unfunded Loan Commitments

   On December 31, 2005, the Fund had the following unfunded loan commitments which could be extended at the option of the Borrower:

                                                                Maturity
Name                                              Type            Date     Amount
----                                     ---------------------- -------- ----------
FSC Acquisition LLC..................... Delayed Draw Term Loan 08/01/12 $   52,980
NRG Energy, Inc......................... Bridge Loan            02/01/13  1,000,000
Trump Entertainment Resorts Holdings LP. Delayed Draw Term Loan 05/20/12    497,500
Warner Chilcott Corp.................... Delayed Draw Term Loan 06/30/06     44,164
Warner Chilcott Corp.................... Delayed Draw Term Loan 01/18/12    220,820
WMG Acquisition Corp.................... Revolver               02/28/10    500,000

Note 12. Other Information

   On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), AIG SunAmerica Capital Services, Inc., the distributor of the Fund ("Distributor), and AIG Global Investment Corp., the subadviser to the Fund ("AIGGIC"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Fund.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
   Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Fund. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to receipt of permanent relief, the Adviser, Distributor and AIGGIC believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Fund.

Note 13. Subsequent Events

   At a meeting held on February 21, 2006, the Board of Directors of the Fund approved a proposal to convert the Fund from its current status as a closed-end investment company into an open-end investment company (the "Conversion") and certain related matters, subject to approval by shareholders at a meeting to be held in the future.

        SunAmerica Senior Floating Rate Fund, Inc.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, brokers, and selling or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX
February 24, 2006

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited)

Annual Approval of the Advisory Agreement and Subadvisory Agreements

The Board of Directors (the "Board"), including the Directors that are not interested persons of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") (the "Disinterested Directors"), last approved the Investment Advisory and Management Agreement between the Fund and AIG SunAmerica Asset Management Corp. ("SAAMCo") (the "Advisory Agreement") for a period of one year, at a meeting held on August 31, 2005. At this same meeting, the Board also approved the renewal of the subadvisory agreement between SAAMCo and AIG Global Investment Company ("AIGGIC" or the "Subadviser") with respect to the Fund (the "Subadvisory Agreement").

The Board noted that the discussion and approval of the Advisory Agreement and Subadvisory Agreement at the August 31, 2005 meeting was the culmination of numerous discussions and meetings that had taken place in recent months. The Board further noted that certain members of the Board had met with senior management on numerous occasions and had in-depth discussions regarding the Fund's performance, advisory expenses and other fees and negotiations with respect to advisory expenses.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board was provided with materials relating to its consideration of the Advisory Agreement. These materials assisted the Board in analyzing: (1) the nature, extent and quality of services to be provided by SAAMCo and the Subadviser, including administrative and shareholder services to be provided by SAAMCo and certain other affiliated companies; (2) the costs of services to be provided and benefits realized by SAAMCo and the Subadviser, including a comparison of fees and expense ratios of other similar funds, as well as SAAMCo's profitability and financial condition; (3) the terms of the Advisory Agreement and Subadvisory Agreement; (4) economies of scale and whether the fee levels reflect these economies of scale; (5) SAAMCo's overall organization, compliance policies and history, as well as the Subadviser's compliance policies and history; and (6) the investment performance of the Fund in its peer group ("Peer Group") as determined by Lipper, Inc. ("Lipper") and as compared to their relevant benchmarks and indices. Experienced counsel that is independent of SAAMCo provided advice to the Disinterested Directors ("Independent Counsel"). The Disinterested Directors considered additional information, such as expense and other comparative data from Lipper. In considering these factors, as described in more detail below, the Board did not identify any single factor or group of factors as being more important than the others, but considered all factors together.

Nature, Extent and Quality of Services

The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SAAMCo. In making its evaluation, the Board considered that SAAMCo acts as investment manager and adviser to the Fund, manages the daily business affairs of the Fund, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies. Additionally, SAAMCo provides office space, accounting, legal, compliance, clerical and administrative services (exclusive of, and in addition to, overseeing of any such service provided by any others retained by the Fund), and has authorized its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, SAAMCo is responsible for monitoring and reviewing the activities of third-party service providers.

In making their determination regarding the nature and quality of SAAMCo's services, the Directors considered SAAMCo's responsibility to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration of the Fund. The Board also reviewed the performance of the Fund, the details of which are described below.

The Board also reviewed the compliance and administrative services of SAAMCo. The Board noted that SAAMCo provides and compensates a Chief Compliance Officer for the Fund, and that SAAMCo maintains a compliance staff of eight people. The Board analyzed the structure and duties of SAAMCo's accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund.

SAAMCo has delegated daily investment management responsibilities to AIGGIC. Therefore, the Board also considered the nature, quality and extent of services to be provided by the Subadviser. The Board considered that the Subadviser is responsible for providing investment management services, including investment research, advice and supervision, and

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited) (continued)

determining which securities will be purchased or sold by the Fund. The Board reviewed each Subadviser's history, structure and size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. With respect to administrative services to be provided by the Subadviser, the Board considered that each Subadviser provides assistance in general marketing assistance and has developed internal procedures for monitoring compliance with investment objectives, policies and restrictions of the Fund as set forth in the prospectus.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by SAAMCo and the Subadviser and that there was a reasonable basis on which to conclude that SAAMCo and the Subadviser would continue to provide a high quality of investment management services.

Fees and Expenses

The Board, including the Disinterested Directors, reviewed information regarding the fees paid by the Fund to SAAMCo for investment advisory and management services. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of SAAMCo's services and any additional benefits received by SAAMCo or its affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the fees, the Board received reports prepared independently by Lipper detailing comparative advisory fee and other information of the Fund's Peer Group as determined objectively by Lipper, and rankings within the relevant Lipper categories. The Board also received reports prepared by SAAMCo (including reports on investment management fees charged by SAAMCo to other funds it manages) and by the Board's Independent Counsel. In considering the reasonableness of the advisory fee, the Board reviewed a number of expense comparisons, including: (i) contractual management fees; (ii) actual total expenses; and (iii) actual and allowable Rule 12b-1 and non-12b-1 fees. The Board also took into account that certain fee arrangements included breakpoints that will adjust the fee downward as the size of Fund increases, thereby allowing the shareholders to participate in economies of scale

Additionally, the Board reviewed the Fund's net expense ratios and analyzed the expense reimbursements and/or fee waivers. The Board further considered net expense ratio caps contractually agreed upon by SAAMCo for certain classes of shares of the Fund. The Board compared the Fund's net expense ratios to those of other funds within its Peer Group. Based upon the reports prepared by Lipper and other information provided by SAAMCo and by counsel to the Disinterested Trustees, the Board was satisfied that the fee and expense ratios of the Fund were acceptable given the quality of services expected to be provided and were comparable to the fee and expense ratios of similar funds within the Peer Group.

In considering the subadvisory fee, the Board, including the Disinterested Directors, considered that the Fund pays a fee to SAAMCo pursuant to the Advisory Agreement, and that, in turn, SAAMCo, rather than the Fund, pays a fee to the Subadviser. Therefore, the Board considered the amount retained by SAAMCo and the fee paid to the Subadviser, which is an affiliate of SAAMCo, with respect to the different services provided by the Subadviser. The Board also considered that the shareholders of the Fund had approved the Subadvisory Agreement, including the fee schedule, by majority vote, at a Special Meeting of Shareholders on March 31, 2005.

The Board also considered that the Subadvisory Agreement contained breakpoints in the fee schedule if the Fund reached certain asset levels. The Board noted that such breakpoints would not directly benefit the shareholders, but would result in SAAMCo retaining a larger portion of the advisory fee. The Board, however, was satisfied that the Advisory Agreement also contained breakpoints in the fee schedule that would directly benefit shareholders if the Fund reached certain asset levels. Furthermore, the Board noted that SAAMCo had agreed to contractual expense caps for certain classes which benefited shareholders, as described above.

Costs of Services and Benefits Derived, as well as the Adviser's Profitability and Financial Condition.

The Board, including the Disinterested Directors, considered the direct and indirect costs and benefits of SAAMCo's providing services to the Fund. The Board reviewed financial statements relating to SAAMCo's profitability and financial condition with respect to the services it provided the Fund, and considered how profit margins could affect SAAMCo's ability to attract and retain qualified investment personnel. The Board concluded that SAAMCo had a satisfactory financial condition, and that their profitability was not excessive as compared to standards set forth in applicable Court cases and other available industry information.

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited) (continued)


With respect to indirect costs and benefits, the Board was informed, based on management's judgment, that (1) any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Fund are inconsequential to the analysis of the adequacy of the advisory fees, and (2) any collateral benefits derived as a result of providing advisory services to the Fund are de minimis and do not impact upon the reasonableness of the advisory fee. The Board also considered the reputational value to SAAMCo from serving as investment adviser.

The Board also considered fees and, where applicable, profits earned by affiliates for providing other services to the Fund, and, as described above, research and other services SAAMCo obtained in connection with soft dollar commissions. The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Fund were not excessive.

Terms of the Advisory Agreement and Subadvisory Agreement

The Board, including the Disinterested Directors, received a draft of the proposed Advisory Agreement and Subadvisory Agreement. The Board considered that they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act and that the Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the agreement.

In reviewing the terms of the Advisory Agreement, the Board considered that SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Directors and Officers who are employees of SAAMCo. The Board noted, however, that the Fund bears certain proxy-related expenses. The Board also considered the termination and liability provisions of the Advisory Agreement.

With respect to the Subadvisory Agreement, the Board further considered, that under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Fund, or its shareholders, for any act or omission by the Subadviser or for any losses sustained by the Fund, or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence and reckless disregard of obligations or duties. The Board also considered that the Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.

Economies of Scale

The Board, including the Disinterested Directors, considered whether the Fund has benefited from economies of scale and whether there is potential for future realization of economies with respect to the Fund. The Board concluded that any potential economies of scale are being shared between shareholders and SAAMCo in an appropriate manner. The Board considered that the Funds in the AIG SunAmerica complex share common resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SAAMCo as it adds labor and capital to expand the scale of operations.

The Board concluded that the advisory fee structure was reasonable and that no changes were currently necessary to further reflect economies of scale. The Board noted that it will continue to review fees, including breakpoints and expense caps in connection with contract renewals.

The Overall Organization of SAAMCo

The Directors considered the benefit to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Directors also considered SAAMCo's experience in providing management and investment advisory services to advisory clients, and the fact that SAAMCo currently managed, advised and/or administered approximately $42 billion of assets. The Directors also considered SAAMCo's record of compliance with the Fund's objectives, strategies and restrictions and its positive regulatory and compliance history. The Directors also considered SAAMCo's relationships with its affiliates and the resources available to them.

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited) (continued)


Compliance

The Board considered SAAMCo's and AIGGIC's compliance and regulatory history, and inquired whether SAAMCo or AIGGIC had been the target of any regulatory actions or investigations. In addition, the Board reviewed information concerning SAAMCo's compliance staff that would be responsible for providing compliance functions on behalf of the Fund. Finally, the Board reviewed the Code of Ethics of SAAMCo and AIGGIC, and determined that they contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

Investment Performance

The Board regularly reviews the performance of the Fund over various periods of time. At the Board meeting held on August 31, 2005, in connection with the approval of the continuation of the Advisory Agreement and the Subadvisory Agreement, the Board reviewed the Fund's annualized total return for the one-, two-, three-, four- and five-year periods. The Board, including the Disinterested Directors, received and reviewed information regarding the investment performance of the Fund as compared to its respective benchmarks, the performance of the Fund's Peer Group, and to an appropriate index or combination of indices. The Board also received reports detailing the Fund's daily liquidity record, which included cash positions, and monthly repurchase rates.

In preparation for the August 31, 2005 meeting, the Board was provided with performance reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund's annualized total return for the prior one-, two-, three-, four- and five-year periods ending on June 30, 2005. The Board also received a report prepared by SAAMCo's management which detailed the Fund's performance with respect to 2005.

In reviewing the performance of the Fund, the Board noted that AIGGIC had assumed portfolio management responsibilities on January 1, 2005 and that the Fund's performance history prior to that date was the result of a different subadviser. The Board considered AIGGIC's performance record in managing a portfolio with similar investment objectives prior to assuming portfolio management responsibilities of the Fund. The Board further considered that while the Fund's performance still lagged its Peer Group and relevant Index they remained confident that AIGGIC would provide the high level of investment management services expected by the Board.

Conclusion

After a full and complete discussion, and following negotiations with SAAMCo's management, the Board renewed the Advisory and Subadvisory Agreement with respect to the Fund for a period of one year. The Board indicated that it would carefully monitor the performance of the Fund and that the Board would take appropriate action, as necessary, in an effort to enhance performance

Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Disinterested Directors, were satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair, and in the best interest of the Fund and its shareholders, and that the advisory fee rates provided in the Advisory Agreement are acceptable in light of the usual and customary charges made for services of similar nature and quality. In arriving at a decision to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.

        SunAmerica Senior Floating Rate Fund, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2005 -- (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                Number of
                        Position     Term of                                     Funds in
        Name,          Held With    Office and                                 Fund Complex
     Address and       SunAmerica   Length of        Principal Occupations     Overseen by        Other Directorships
    Date of Birth*      Complex   Time Served(4)      During Past 5 Years      Director(1)        Held by Director(2)
---------------------- ---------- -------------- ----------------------------- ------------ -------------------------------
Directors
Dr. Judith L. Craven    Director     2000-       Retired.                          91       Director, A.G. Belo
DOB: October 6, 1945                 present                                                Corporation (1992 to
                                                                                            present); Director, Sysco
                                                                                            Corporation (1996 to
                                                                                            present); Director, Luby's Inc.
                                                                                            (1998 to present); Director,
                                                                                            University of Texas Board of
                                                                                            Regents (2001-Present).

William F. Devin        Director     1998-       Retired.                          91       Member of the Board of
DOB: December 30, 1938               present                                                Governors, Boston Stock
                                                                                            Exchange (1985-Present).

Samuel M. Eisenstat     Director     2001-       Attorney, solo practitioner.      52       Director of North European
DOB: March 7, 1940                   present                                                Oil Royalty Trust.

Stephen J. Gutman       Director     2001-       Associate, Corcoran Group         52       None
DOB: May 10, 1943                    present     (Real Estate) (2003 to
                                                 present); Partner and
                                                 Member of Managing
                                                 Directors, Beau Brummell-
                                                 Soho, LLC (Licensing of
                                                 menswear specialty retailing
                                                 and other activities) (June
                                                 1988 to present).

Peter A. Harbeck(3)     Director     2001-       President, CEO and Director,      100      None
DOB: January 23, 1954                present     AIG SunAmerica Asset
                                                 Management Corp.
                                                 ("SAAMCo") (August 1995 to
                                                 present); Director, AIG
                                                 SunAmerica Capital Services,
                                                 Inc. ("SACS") (August 1993 to
                                                 present); President and CEO,
                                                 AIG AdvisorGroup, Inc. (June
                                                 2004 to present).

William J. Shea         Director     2004-       President and CEO,                52       Chairman of the Board, Royal
DOB: February 9, 1948                present     Conseco, Inc. (Financial                   and SunAlliance, U.S.A., Inc.
                                                 Services) (2001 to 2004);                  (March 2005 to present);
                                                 Chairman of the Board of                   Director, Boston Private
                                                 Centennial Technologies, Inc.              Financial Holdings (October
                                                 (1998 to 2001); Vice                       2004 to present).
                                                 Chairman, Bank Boston
                                                 Corporation (1993 to 1998).

        SunAmerica Senior Floating Rate Fund, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2005 -- (unaudited) (continued)

                                                                              Number of
                     Position     Term of                                      Funds in
      Name,         Held With    Office and                                  Fund Complex
   Address and      SunAmerica   Length of        Principal Occupations      Overseen by  Other Directorships
  Date of Birth*     Complex   Time Served(4)      During Past 5 Years       Director(1)  Held by Director(2)
------------------- ---------- -------------- ------------------------------ ------------ -------------------

Officers
Vincent M. Marra    President    2004-        Senior Vice President and          N/A      N/A
DOB: May 28, 1950                present      Chief Operating Officer,
                                              SAAMCo (February 2003 to
                                              Present); Chief Administrative
                                              Officer, Chief Operating
                                              Officer and Chief Financial
                                              Officer, Carret & Co., LLC
                                              (June 2002 to February
                                              2003); President, Bowne
                                              Digital Solutions (1999 to May
                                              2002).

Donna M. Handel     Treasurer    2002-        Senior Vice President,             N/A      N/A
DOB: June 25, 1966               present      SAAMCo (December 2004-
                                              Present); Assistant Treasurer
                                              (2001 to 2002); Vice
                                              President, SAAMCo (August
                                              1997 to December 2004).

Gregory N. Bressler Secretary    September    Senior Vice President and          N/A      N/A
DOB: November 17,   and Chief    2005 to      General Counsel, SAAMCo
1966                Legal        Present      (June 2005 to Present); Vice
                    Officer                   President and Director of U.S.
                                              Asset Management
                                              Compliance, Goldman Sachs
                                              Asset Management, L.P.
                                              (June 2004 to June 2005);
                                              Deputy General Counsel,
                                              Credit Suisse Asset
                                              Management, LLC. (June
                                              2002-June 2004); Vice
                                              President and Counsel, Credit
                                              Suisse Asset Management,
                                              LLC (January 2000-June
                                              2002).

--------
* The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), AIG Series Trust (6 funds), VALIC Company I (33 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (24 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Director, as defined in the Investment Company Act of 1940, because he is an officer and director of the adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement plan discussed in Note 7 of the financial statements.

Additional information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

[LOGO] AIG Sun America
Mutual Funds

            AIG SunAmerica Asset Management Corp.
            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors                  Investment Adviser                       DISCLOSURE OF QUARTERLY
 Dr. Judith L. Craven                                               PORTFOLIO HOLDINGS
 William F. Devin             AIG SunAmerica Asset Management Corp. The Fund is required to
 Samuel M. Eisenstat        Harborside Financial                    file its com-plete
 Stephen J. Gutman            Center                                schedule of portfolio
 Peter A. Harbeck           3200 Plaza 5                            holdings with the U.S.
 William J. Shea            Jersey City, NJ                         Securities and Exchange
                              07311-4992                            Commission for its first
Officers                                                            and third fiscal quarters
 Vincent M. Marra,         Distributor                              on Form N-Q. Once filed,
   President                AIG SunAmerica Capital                  the Fund's Form N-Q will
 Donna M. Handel,             Services, Inc.                        be available without
   Treasurer                Harborside Financial                    charge on the U.S.
 J. Steven Neamtz, Vice       Center                                Securities and Exchange
   President                3200 Plaza 5                            Commission's website at
 Gregory R. Kingston,       Jersey City, NJ                         www.sec.gov. You can also
   Vice President and         07311-4992                            obtain cop-ies of Form
   Assistant Treasurer                                              N-Q by (i) visiting the
 Cynthia A. Gibbons, Vice  Shareholder Servicing                    U.S. Securities and
   President and Chief     Agent                                    Exchange Commis-sion's
   Compliance Officer       AIG SunAmerica Fund                     Public Reference Room in
 Gregory N. Bressler,         Services, Inc.                        Washington DC
   Chief Legal              Harborside Financial                    (information on the
   Officer and Secretary      Center                                operation of the Public
 Nori L. Gabert,            3200 Plaza 5                            Reference Room may be
   Assistant Secretary      Jersey City, NJ                         obtained by calling
 Corey A. Issing,             07311-4992                            1-800-SEC-0330); (ii)
   Assistant Secretary                                              sending your request and
 Kathryn A. Pearce,        Custodian and Transfer                   a duplicating fee to the
   Assistant Treasurer     Agent                                    U.S. Securities and
                            State Street Bank and                   Exchange Commis-sion's
                              Trust Company                         Public Reference Room,
                            P.O. Box 219373                         Washington, DC 20549-0102
                            Kansas City, MO 64141                   or (iii) sending your
                                                                    request electronically to
                           VOTING PROXIES ON FUND                   publicinfo@sec.gov.
                           PORTFOLIO SECURITIES
                           A description of the                     PROXY VOTING RECORD ON
                           policies and proce-dures                 FUND PORTFOLIO SECURITIES
                           that the Fund uses to                    Information regarding how
                           determine how to vote                    the Fund voted proxies
                           proxies relating to                      related to securities
                           secu-rities held in the                  held in the Fund's
                           Fund's portfolio which is                portfolio during the
                           available in the Fund's                  twelve month period ended
                           State-ment of Additional                 June 30, 2005 is
                           Information, may be                      available (i) without
                           obtained without charge                  charge, upon request, by
                           upon re-quest, by calling                calling (800) 858-8850 or
                           (800) 858-8850. This                     (ii) on the U.S.
                           information is also                      Securities and Exchange
                           available from the EDGAR                 Commission's website at
                           database on the U.S.                     http://www.sec.gov.
                           Secu-rities and Exchange
                           Commission's website at                  This report is submitted
                           http://www.sec.gov.                      solely for the general
                                                                    information of
                                                                    shareholders of the Fund.
                                                                    Distribution of this
                                                                    report to persons other
                                                                    than shareholders of the
                                                                    Fund is authorized only
                                                                    in connection with a
                                                                    currently effective
                                                                    prospectus, setting forth
                                                                    details of the Fund which
                                                                    must precede or accompany
                                                                    this report.

[LOGO]


Distributed by:
AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before you invest. Funds distributed by AIG SunAmerica Capital Services, Inc.

www.sunamericafunds.com

SFANN-12/05

Item 2. Code of Ethics.

The SunAmerica Senior Floating Rate Fund, Inc. the ("registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that William J. Shea, the Charirman of the registrant's Audit Committe, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                            2004           2005
                                            ----           ----
     Audit Fees ...................       $65,637         $67,006
     Audit-Related Fees ...........       $22,138         $22,334
     Tax Fees .....................       $ 8,650         $ 8,871
     All Other Fees ...............       $     0         $     0

Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees principally include a SAS No. 100 review of the registrant's Semiannual Shareholder Report. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)

     (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the registrant for 2005 and 2004 were $298,518 and $1,651,391 respectively.

(h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      PROXY VOTING POLICIES AND PROCEDURES

     Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund's investment adviser. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

          The Fund has retained a proxy voting service, Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with record keeping of proxy votes.

     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When a corporation's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee generally will rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of the investment adviser (or "SunAmerica" or the "Adviser") and/or the subadviser of the Fund, or other sources. In these instances, suchperson(s) will recommend the vote that will maximize value for, and is in thebest interests of, the Fund's shareholders.

          Examples of the Fund's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:

     . Vote with management recommendations on most corporate and mutual fund matters;

     . Vote on a case-by-case basis on proposals to increase authorized common stock;

     . Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock);

     . Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     .    Vote against most shareholder proposals;

     . Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;

     . Not vote proxies for index funds/portfolios and passively managed funds/portfolios; and

     .    Vote on a case-by-case basis on equity compensation plans.

          Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party.

     However, if a situation arises where a vote presents a conflict between the interests of the Fund's shareholders and the interests of SunAmerica, or one of SunAmerica's affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director who is not an "interested" person, as that term is defined in the Investment Company Act of 1940, as amended, time permitting before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

          Proxy Voting Records. ISS will maintain records of voting decisions for each vote cast on behalf of the Fund. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Fund will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          AIG Global Investment Company ("AIGGIC") is the Subadviser to the SunAmerica Senior Floating Rate Fund (the "Fund"). Steven Oh, John Lapham and Thomas Brandt are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

          Steven Oh, CFA, joined AIGGIC in 2002 and is currently Managing Director and co-portfolio manager for the Leveraged Loan Group. Prior to joining AIGGIC, Mr. Oh served as a portfolio manager at Citadel Investments and Koch Capital and was a Vice President in high yield and distressed debt trading at BancAmerica Securities.

          John Lapham, CFA, joined AIGGIC with the acquisition of SunAmerica in 1999. He is a co-portfolio manager for the Leveraged Loan Group. Mr. Lapham joined SunAmerica in 1995 as a Managing Director in the Corporate Finance Group.

          Thomas Brandt joined AIGGIC in 2000 as a trader. Mr. Brandt as co-portfolio manager of the Fund is responsible for purchases and sales of bank debt. Prior to joining AIGGIC, Mr. Brandt was a Managing Director at BNO Paribas' Media and Technology Finance Department, where he was responsible for a $2.8 billion media and telecom loan portfolio.

Other Accounts Managed by the Portfolio Managers

          The following table indicates the type (Registered Investment Company ("RIC"), Other Pooled Investments ("OPI"), and Other Accounts ("OA"), number of accounts, and total assets of the accounts which each Portfolio Manager had day-to-day responsibilities as of December 31, 2005,

                                                           Total Assets
Name of Portfolio                            Number of     Managed in
Manager                Type of Account       Accounts      Accounts ($millions)
-----------------      ---------------       ---------     --------------------
Steven Oh                          RIC               0                     None
                                   OPI            None                      N/A
                                    OA               1                  $241.47
-----------------      ---------------       ---------     --------------------
John Lapham                        RIC               0                     None
                                   OPI               0                     None
                                    OA              10                $4,421.55
-----------------      ---------------       ---------     --------------------
Thomas Brandt                      RIC               0                     None
                                   OPI               0                     None
                                    OA              10                $4,421.55
-----------------      ---------------       ---------     --------------------

Potential Conflicts of Interest

          As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for other clients, ("Other Client Accounts") in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.

..    Trade Allocations. Conflicts may arise between the Fund and Other Client
     Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be. For example, the Adviser and/or the Portfolio Manager may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or the Portfolio Manager may take "short" positions in Other Client Accounts with respect to securities held "long" within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Fund, Adviser and/or AIGGIC have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage (where applicable), which address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

..    Allocation of Portfolio Managers' Time.  The Portfolio Managers' management of the Fund and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, such competing interests for the time and attention of the Portfolio Managers are managed. Although the Adviser does not track the time the Portfolio Managers spends on the Fund or a single Other Client Account, the Adviser and/or AIGGIC do periodically assess whether the Portfolio
     Managers have adequate time and resources to effectively manage all of such Portfolio Managers' accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

..    Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, AIGGIC's Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that AIGGIC's Code of Ethics will eliminate such conflicts.

AIGGIC's Portfolio Manager Compensation

          Compensation for AIGGIG Portfolio Managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a Portfolio Manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a Portfolio Manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a Portfolio Manager may vary according to the day-to-day responsibilities of a particular Portfolio Manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

Portfolio Manager Ownership of Fund Shares

          The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2005.

                                                       Aggregate Dollar Range of
                                                        Equity Securities in All
                        Dollar Range of Equity            Registered Investment
    Name of          Securities in each Fund managed       Companies Managed by
Portfolio Manager    by the named Portfolio Manager            SunAmerica
-----------------    ------------------------------    -------------------------
Steven Oh                         None                            None
-----------------    ------------------------------    -------------------------
John Lapham                       None                            None
-----------------    ------------------------------    -------------------------
Thomas Brandt                     None                            None
-----------------    ------------------------------    -------------------------

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     None.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

          (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
              Exhibit 99.CERT.

          (3)  Not applicable.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.


By: /s/ Vincent M. Marra
    --------------------
Vincent M. Marra
President
Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Vincent M. Marra
    --------------------
Vincent M. Marra
President

Date: March 10, 2006


By: /s/ Donna M. Handel
    -------------------
Donna M. Handel
Treasurer

Date: March 10, 2006